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                                                                    EXHIBIT 5(b)

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
ANCHOR NATIONAL                     NEW BUSINESS DOCUMENTS              Overnight With Checks
LIFE INSURANCE COMPANY              With Checks                         BONPC
1 SunAmerica Center                 P.O. Box 100330                     1111 Arroyo Parkway
Los Angeles, CA 90067-6022          Pasadena, CA 91189-0001             Suite 150
                                    Without Checks:                     Lockbox # 100357
                                    P.O. Box 54299                      Pasadena, CA 91105
                                    Los Angeles, CA 90054-0299

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GROUP PARTICIPANT ENROLLMENT FORM                                                                                     ANG-546 (6/01)
DO NOT USE HIGHLIGHTER.  Please print or type.

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A. PARTICIPANT
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Last Name                                                  First Name                                      Middle Initial

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Street Address

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City                                                        State                                          Zip Code

Mo.    Day      Year              [ ] M  [ ] F                                      (    )
----------------------------      -----------------         ------------------      -------------------     ------------------------
Date Of Birth                     Sex                       SSN or TIN              Telephone Number        E-mail Address

JOINT PARTICIPANT (If Applicable):

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Last Name                                                  First Name                                      Middle Initial

Mo.    Day      Year             [ ] M  [ ] F
----------------------------     -----------------     ------------------     ---------------------------    -----------------------
Date Of Birth                    Sex                   SSN                    Relationship to Participant    E-mail Address

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B. ANNUITANT (Complete only if different from Participant)
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Last Name                                                  First Name                                      Middle Initial

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Street Address

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City                                                        State                                          Zip Code

Mo.    Day      Year              [ ] M  [ ] F                                      (    )
----------------------------      -----------------         ------------------      -------------------     ------------------------
Date Of Birth                     Sex                       SSN                     Telephone Number        e-mail Address

JOINT ANNUITANT (If Applicable):
                                ----------------------------------------------------------------------------------------------------
                                            Last Name                    First Name                              Middle Initial

Mo.    Day      Year              [ ] M  [ ] F                                                              (    )
----------------------------      -----------------         ------------------                              ------------------------
Date Of Birth                     Sex                       SSN                                             Telephone Number


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C. BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section)
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[X] Primary
                              -------------------------------------------------------------       ---------------     --------------
                                Last Name              First Name                  M I            Relationship        Percentage
[ ] Primary [ ] Contingent
                              -------------------------------------------------------------       ---------------     --------------
                                Last Name              First Name                  M I            Relationship        Percentage
[ ] Primary [ ] Contingent
                              -------------------------------------------------------------       ---------------     --------------
                                Last Name              First Name                  M I            Relationship        Percentage
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
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D. TYPE OF CERTIFICATE (If this is a transfer or 1035 Exchange, please complete form [SA-2500RL (2/01) and submit it with this
Participant Enrollment form)
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[ ] QUALIFIED PLAN MINIMUM [$10,000]                   PLEASE INDICATE SPECIFIC QUALIFIED PLAN TYPE BELOW:
[ ] IRA  (tax year _________)               [ ] IRA TRANSFER        [ ] IRA ROLLOVER             [ ] ROTH IRA
[ ] 401(K)                  [ ]  457        [ ] KEOGH               [ ] SEP                      [ ] TSA             [ ] Other_____

[ ] NON-QUALIFIED PLAN MINIMUM [$10,000]

[ ] Check included with this Participant Enrollment form for $_________________ Estimated Transfer Amount $______________


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E. SPECIFIED ANNUITY DATE: Date annuity payments ("income payments") begin. Must be at least 2 years after the Certificate Date.
Maximum annuitization age is the later of the Participant's 95th birthday or 10 years after Certificate Date. NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to age 70 1/2 for qualified Certificates.
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Month                   Day                     Year
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F. SPECIAL FEATURES (OPTIONAL)
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[ ]  SYSTEMATIC WITHDRAWAL: Include Form Number [SA-5550SW (8/00)] with this Participant Enrollment Form.
[ ]  OPTIONAL DEATH BENEFIT ELECTION: Include Form Number [DS-2220POS (6/01)] with this Participant Enrollment Form.
[ ]  AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:
     (Select only one)      ___________ Quarterly  __________ Semiannually  ________ Annually

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G. TELEPHONE/INTERNET TRANSFERS AUTHORIZATION
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I [ ] DO [ ] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone or internet transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers)

I [ ] DO [ ] DO NOT authorize Internet TRANSFERS, subject to the conditions set forth below?

I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by
me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or
Internet authentication, keep records of all such transactions and send confirmations to the address of record.

Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail?

[ ] YES [ ] NO If YES, You MUST indicate Your e-mail Address in the space provided on page 1.

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H. ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information; etc.)
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I. DISCLOSURE NOTICES
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The following Fraud Warning applies except in Virginia and the states noted below:
FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN COLORADO: FRAUD WARNING: It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to settlement or award payable from insurance proceeds shall be reported to the Colorado
Division of Insurance within the Department of Regulatory Services

FOR APPLICANTS IN THE DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR APPLICANTS IN KENTUCKY: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime.
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FOR APPLICANTS IN TEXAS: FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of fraud.

FOR APPLICANTS IN NEW JERSEY: FRAUD WARNING: Any Person who includes any false information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN PENNSYLVANIA: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.

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J. INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and the total allocation must equal 100%)
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PAYMENT       DCA TARGET                                            PAYMENT       DCA TARGET
ALLOCATIONS   ALLOCATIONS      PORTFOLIO                            ALLOCATIONS   ALLOCATIONS      PORTFOLIO
-----------   -----------      ---------                            -----------   -----------      ---------

PORTFOLIOS                                                          STRATEGIES
_______%      ______%    Large Cap Growth Portfolio                 _______%      ______%    Growth Strategy
_______%      ______%    Large Cap Composite Portfolio              _______%      ______%    Moderate Growth Strategy
_______%      ______%    Large Cap Value Portfolio                  _______%      ______%    Balanced Growth Strategy
_______%      ______%    Mid Cap Growth Portfolio                   _______%      ______%    Conservative Growth Strategy
_______%      ______%    Mid Cap Value Portfolio
_______%      ______%    Small Cap Portfolio                        FOCUSED PORTFOLIOS
_______%      ______%    International Equity Portfolio             _______%      ______%    Focus Growth Portfolio
_______%      ______%    Diversified Fixed Income Portfolio         _______%      ______%    Focus Growth & Income Portfolio
_______%      ______%    Cash Management Portfolio                  _______%      ______%    Focus TechNet Portfolio
                                                                    _______%      ______%    Focus Value Portfolio

STRATEGIC ASSET MANAGEMENT                                          EQUITY FUNDS

_______%      ______%    Strategic Growth Portfolio                 _______%      ______%    Equity Income Fund
_______%      ______%    Conservative Growth Portfolio              _______%      ______%    Growth & Income Fund
_______%      ______%    Balanced Portfolio                         _______%      ______%    Growth Fund of the Northwest
_______%      ______%    Conservative Balanced Portfolio            _______%      ______%    Growth Fund
_______%      ______%    Flexible Income Portfolio                  _______%      ______%    Mid Cap Stock Fund
                                                                    _______%      ______%    Small Cap Stock Fund
                                                                    _______%      ______%    International Growth Fund

FIXED INCOME FUND

_______%      ______%    Short Term Income Fund
_______%      ______%    Government Securities Fund
_______%      ______%    Income Fund
_______%      ______%    Money Market Fund

FIXED ACCOUNT OPTIONS

_______% 1 yr.

DCA Fixed Options and Program*
________% 6 Month DCA Account  (Monthly Frequency Only)
________% 1 yr. DCA Account Frequency (Select one below)
[ ]       Monthly              [ ]  Quarterly

* DCA Program will begin 30 days (if monthly) or 90 days if quarterly from the date of deposit. Please indicate the variable investment target account(s) in the spaces provided to the left. Total must equal 100%. The total minimum transfer amount is $100.
We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

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K. STATEMENT OF OWNER
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Will this Certificate replace an existing life insurance or annuity contract? [ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

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Company Name                                                     Contract Number

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Participant Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT THE
PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE SUBACCOUNTS(S), ARE
VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF A RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION
OF THE CERTIFICATE, I UNDERSTAND THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENTS TO THE CASH MANAGEMENT SUBACCOUNT
UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL
ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR [SEASONS ADVISOR]
VARIABLE ANNUITY AND THE [SEASONS SERIES TRUST]. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY
UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OWN OBJECTIVES AND NEEDS.

Signed at
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                   City                                       State                    Date

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Participant's Signature                                                                Joint Participant's Signature (If Applicable)

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Registered Representative's Signature
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L. LICENSED/REGISTERED REPRESENTATIVE INFORMATION
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Will this Certificate replace in whole or in part any existing life insurance or annuity contract?     [ ]  Yes   [ ]  No

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Printed Name of Registered Representative                                                Social Security Number

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Representative's Street Address                             City                     State                         Zip

                                 (    )
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Broker/Dealer Firm Name          Representative's Phone Number       Licensed Agent ID Number         Representative's Email Address

[ ]  Option 1    [ ] Option 2   [ ]  Option 3    [ ]  Option 4           (Check your home office for availability)

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For Office Use Only
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